                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    NOVEMBER 30, 1999
                                                -------------------------------

                                 QRS CORPORATION
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               (Exact name of registrant as specified in charter)


       DELAWARE                      0-21958                    68-0102251
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(State of incorporation            (Commission                (IRS Employer
   or organization)                File Number)            Identification No.)


    1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                       94804
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code     (510) 215-5000
                                                  -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         On December 1, 1999, QRS Corporation ("QRS" or the "Company") announced the launch of a new service, Tradeweave. A copy of the press release issued by QRS on December 1, 1999 concerning the foregoing service launch is filed herewith as Exhibit 99.1 and is incorporated by reference.

         On November 30, 1999, QRS entered into a common stock purchase agreement (the "Agreement") with Tradeweave, Inc., a Delaware corporation and subsidiary of QRS, Peter R. Johnson and Garth Saloner. As of November 30, 1999, QRS owns approximately 90% of the outstanding capital stock of Tradeweave, Inc. and Messrs. Johnson and Saloner own in the aggregate approximately 10% of the outstanding capital stock of Tradeweave, Inc. A copy of the Agreement entered into by QRS on November 30, 1999 concerning the foregoing transaction is filed herewith as Exhibit 99.2 and is incorporated by reference.

         In connection with the issuance of the common stock of Tradeweave, Inc. to QRS and Messrs. Johnson and Saloner, QRS also entered into a stockholders agreement, dated November 30, 1999, with Tradeweave, Inc. and Messrs. Johnson and Saloner (the "Stockholders Agreement"). A copy of the Stockholders Agreement entered into by QRS on November 30, 1999 concerning the foregoing transaction is filed herewith as Exhibit 99.3 and is incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits

                  99.1     Press Release of the Company, dated December 1, 1999.

                  99.2 Common Stock Purchase Agreement, dated November 30, 1999, among QRS, Tradeweave, Inc., Peter R. Johnson and Garth Saloner.

                  99.3 Stockholders Agreement, dated November 30, 1999, among QRS, Tradeweave, Inc., Peter R. Johnson and Garth Saloner.







                                       1.

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                                    SIGNATURE

         Pursuant to the requirements of Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        QRS CORPORATION




DATE:  December 1, 1999                 By: /s/ Peter Papano
                                            ----------------------------------
                                            Name:  Peter Papano

                                            Title: Chief Financial Officer and
                                                   Secretary


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                               DOCUMENT DESCRIPTION
------                               --------------------
99.1       Press Release of the Company, dated December 1, 1999.

99.2       Common Stock Purchase Agreement, dated November 30, 1999, among QRS,
           Tradeweave, Inc., Peter R. Johnson and Garth Saloner.

99.3       Stockholders Agreement, dated November 30, 1999, among QRS,
           Tradeweave, Inc., Peter R. Johnson and Garth Saloner.